UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2015

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9 th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 4, 2015, Bluerock Residential Growth REIT, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated October 29, 2015 (the “Form 8-K”) in conjunction with the acquisition of 95%, indirect equity interests in a 352-unit apartment community known as Sorrel Phillips Creek Ranch Apartments, or the Phillips Creek Property, located in Frisco, Texas, and a 322-unit apartment community known as The Sovereign Apartments, or the Sovereign Property located in Fort Worth, Texas.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Phillips Creek Property and Sovereign Property, which financial statements are filed as exhibits hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Sovereign Apartments

Independent Auditor’s Report

Historical Statements of Revenues and Certain Direct Operating Expenses for the Period From November 1, 2014 (Commencement of Real Estate Operations) Through December 31, 2014 and the Nine Months Ended September 30, 2015

Notes to Historical Statements of Revenues and Certain Direct Operating Expenses

Sorrel Phillips Creek Ranch Apartments

Unaudited Historical Statement of Revenues and Certain Direct Operating Expenses for the Period From January 1, 2015 (Commencement of Real Estate Operations) Through September 30, 2015

Notes to Unaudited Historical Statement of Revenues and Certain Direct Operating Expenses

(b)	Pro Forma Financial Information

Bluerock Residential Growth REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2015 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2015 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2015 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of BDO USA, LLP

2

Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses for the period from November 1, 2014 (commencement of real estate operations) through December 31, 2014 of Sovereign Apartments (the “Property”) and the related notes (“Historical Statement”).

Management’s Responsibility for the Historical Statement

Management is responsible for the preparation and fair presentation of the Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

3

Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of Sovereign Apartments for the period from November 1, 2014 (commencement of real estate operations) through December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of Sovereign Apartments’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

New York, New York

January 8, 2016

4

Sovereign Apartments

Historical Statements of Revenues and

Certain Direct Operating Expense

(Dollars in thousands)

	Period from November 1, 2014 (commencement of real estate operations) through December 31, 2014	Nine Months Ended September 30, 2015
		(unaudited)
Revenues
Rental income	$18	$1,364
Other rental revenue	6	160

Total Revenues	24	1,524

Certain Direct Operating Expenses
Property operating expenses	80	577
Property taxes	1	59

Total Certain Direct Operating Expenses	81	636

Revenues/(Expenses) in Excess of Certain Direct Operating Expenses	$(57)	$888

5

Sovereign Apartments

Notes to Historical Statements of Revenues and

Certain Direct Operating Expenses

1.	Business

Sovereign Apartments (the “Property”), a multi-family apartment community located in Fort Worth, Texas, was acquired pursuant to a purchase agreement between an affiliate of Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership), Carroll Acquisitions, LLC, and Morrow Investors, Inc. on October 29, 2015.

2.	Basis of Presentation

The accompanying Historical Statements of Revenues and Certain Direct Operating Expenses (“Historical Statement”) have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Statements have been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

In preparation of the accompanying Historical Statements, subsequent events were evaluated for recognition or disclosure through January 8, 2016, which is the date the Historical Statements were available to be issued.

3.	Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with the Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine month period ended September 30, 2015.

4.	Revenues

The Property contains 322 units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Other rental revenue consists of charges billed to tenants for garage rental, pets, administrative, application and other fees and is recognized when earned.

5.	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs include property staff salaries, utilities, contract services, insurance, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and management fees are excluded.

6

Sorrel Phillips Creek Ranch Apartments

Historical Statement of Revenues and Certain Direct Operating Expenses (Unaudited)

(Dollars in thousands)

Period From January 1, 2015 (Commencement of Real Estate Operations) Through September 30, 2015

Revenues
Rental income	$1,005
Other rental revenue	217

Total Revenues	1,222

Certain Direct Operating Expenses
Property operating expenses	639
Property taxes	380

Total Certain Direct Operating Expenses	1,019

Revenues in Excess of Certain Direct Operating Expenses	$203

See accompanying notes to historical statement of

revenues and certain direct operating expenses.

7

Sorrel Phillips Creek Ranch Apartments

Notes to Historical Statement of Revenues and Certain Direct Operating Expenses (Unaudited)

1.	Business

Sorrel Phillips Creek Ranch Apartments (the “Property”), a multi-family apartment community located in Frisco, Texas, was acquired pursuant to a purchase agreement between an affiliate of Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership), Carroll Acquisitions, LLC, and Morrow Investors, Inc. on October 29, 2015.

2.	Basis of Presentation

The accompanying Historical Statement of Revenues and Certain Direct Operating Expenses (“Historical Statement”) has been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Statement has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

In preparation of the accompanying Historical Statement, subsequent events were evaluated for recognition or disclosure through January 8, 2016, which is the date the Historical Statement was available to be issued.

3.	Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with the Basis of Presentation as described in Note 2) have been made to the accompany unaudited amounts for the period from January 1, 2015 (commencement of real estate operations) through September 30, 2015.

4.	Revenues

The Property contains 352 units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Other rental revenue consists of charges billed to tenants for carport and garage rental, pets, administrative, application and other fees and is recognized when earned.

5.	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. These costs include property staff salaries, utilities, landscaping, insurance, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and professional fees are excluded from the Historical Statement.

8

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements for the year ended December 31, 2014, and as of and for the nine months ended September 30, 2015 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of September 30, 2015, and statements of operations for the year ended December 31, 2014, and nine months ended September 30, 2015, have been prepared to provide pro forma financial information with regard to each of the transactions described below. The unaudited pro forma financial information gives effect to:

(1)

The purchase of a 94.6% indirect interest in Fox Hill on March 26, 2015, which the Company consolidates on its balance sheet.

The purchase of a 100.0% direct interest in Ashton I on August 19, 2015, which the Company consolidates on its balance sheet.

The purchase of a 95.0% indirect interest in Sovereign Property on October 29, 2015, which the Company expects to consolidate on its balance sheet.

The purchase of a 95.0% indirect interest in Phillips Creek Property on October 29, 2015, which the Company expects to consolidate on its balance sheet.

The preferred investment in Alexan Southside on January 12, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $17.3 million, and the preferred investment will earn 15.0% annually.

The completion of the Company’s underwritten offering of 2,875,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on October 21, 2015, or the Series A Preferred Offering.

(2)	The sale of the Company’s 100.00% direct equity interest in the North Park Towers property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

The pro forma condensed consolidated balance sheet assumes that the Sovereign Property and Phillips Creek Property acquisitions and the October 2015 Preferred Offering transactions referred to above occurred on September 30, 2015.

The pro forma consolidated statements of operations assume the transactions referred to above occurred on January 1, 2014.

9

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

(Continued)

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

The pro forma financial statements do not reflect the following:

•	the operations of the Estates at Perimeter, Grove at Waterford, Berry Hill, Oak Crest Villas and North Park Towers properties in the statement of operations, as these assets have been sold; and

•	the net proceeds from the sale of the North Park Towers Property and subsequent reinvestment; and

•	the investment of net proceeds from the Series A Preferred Offering.

All completed acquisitions are accounted for using the acquisition method of accounting. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”). The purchase prices were allocated to the acquired assets and liabilities based on their estimated fair values at the dates of acquisition. The preliminary measurements of fair value reflected below are subject to change. The Company expects to finalize the purchase price allocations as soon as practical, but no later than one year from each property’s respective acquisition date.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

10

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2015

(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Sovereign Property (b)	Phillips Creek Property (c)	Series A Preferred Offering (d)	Disposals / Held for Sale Items (e)	Pro Forma Total
ASSETS
Real Estate
Land	$53,335	$2,800	$6,710	$-	$-	$62,845
Building and improvements	369,496	39,336	45,478	-	-	454,310
Construction in progress	-	-	-	-	-	-
Furniture, fixtures and equipment	10,910	1,273	1,966	-	-	14,149
Total Gross Operating Real Estate Investments	433,741	43,409	54,154	-	-	531,304
Accumulated depreciation	(19,220)	-	-	-	-	(19,220)
Total Net Operating Real Estate	414,521	43,409	54,154	-	-	512,084
Operating real estate held for sale, net	15,185	-	-	-	(15,185)	-
Total Net Real Estate Investments	429,706	43,409	54,154	-	(15,185)	512,084
Cash and cash equivalents	64,933	(14,778)	(15,751)	69,210	-	103,614
Restricted cash	11,200	-	-	-	-	11,200
Due from affiliates	914	-	-	-	-	914
Accounts receivables, prepaids and other assets	4,015	-	-	-	-	4,015
Investments in unconsolidated real estate joint ventures	55,326	-	-	-	(57)	55,269
In-place lease intangible assets, net	1,315	1,027	1,110	-	-	3,452
Deferred financing costs, net	2,953	-	-	-	-	2,953
Non-real estate assets associated with operating real estate held-for-sale	992	-	-	-	(992)	-
Total Assets	$571,354	$29,658	$39,513	$69,210	$(16,234)	$693,501

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgages payable	$301,268	$28,880	$38,684	$-	$-	$368,832
Mortgage payable associated with operating real estate held-for-sale	11,500	-	-	-	(11,500)	-
Accounts payable	659	-	-	-	-	659
Other accrued liabilities	7,585	-	-	-	-	7,585
Due to affiliates	1,669	-	-	-	-	1,669
Distributions payable	2,000	-	-	-	-	2,000
Liabilities associated with operating real estate held-for-sale	387	-	-	-	(387)	-
Total Liabilities	325,068	28,880	38,684	-	(11,887)	380,745

8.250% Series A Cumulative Redeemable Preferred Stock	-	-	-	69,210	-	69,210

Stockholders’ Equity
Preferred stock, $0.01 par value, 250,000,000 shares authorized; none issued and outstanding
Class A common stock, $0.01 par value, 747,586,185 shares authorized; 19,201,450 shares issued and outstanding, historical and pro forma	192	-	-	-	-	192
Class B-1 common stock, $0.01 par value, 804,605 shares authorized; 0 shares issued and outstanding, historical and pro forma	-	-	-	-	-	-
Class B-2 common stock, $0.01 par value, 804,605 shares authorized; 0 shares issued and outstanding, historical and pro forma	-	-	-	-	-	-
Class B-3 common stock, $0.01 par value, 804,605 shares authorized; 353,629 shares issued and outstanding, historical and pro forma	4	-	-	-	-	4
Additional paid-in-capital, net of costs	248,563	-	-	-	-	248,563
Distributions in Excess of Cumulative Earnings	(34,040)	-	-	-	(4,347)	(38,387)
Total Stockholders’ Equity	214,719	-	-	-	(4,347)	210,372
Noncontrolling Interests
Operating Partnership Units	2,760	-	-	-	-	2,760
Partially Owned Properties	28,807	778	829	-	-	30,414
Total Noncontrolling interests	31,567	778	829	-	-	33,174
Total Equity	246,286	778	829	-	(4,347)	243,546
TOTAL LIABILITIES AND EQUITY	$571,354	$29,658	$39,513	$69,210	$(16,234)	$693,501

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

11

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2015

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of September 30, 2015.

(b)	The purchase of a 95.0% direct interest in The Sovereign Apartments for a purchase price of $44.4 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $28.9 million mortgage loan associated with this asset.

(c)	The purchase of a 95.0% indirect interest in Sorrel Phillips Creek Ranch Apartments for a purchase price of $55.3 million, which the company expects to consolidate on its balance sheet. The Company also expects to consolidate a $38.7 million mortgage loan associated with this asset.

(d)	The completion of the Company’s underwritten offering of 2,875,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on October 21, 2015, or the Series A Preferred Offering.

(e)	Reflect the sale of the Company’s 100.0% direct equity interest in the North Park Towers property, to a non-affiliated buyer, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

12

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Fox Hill (b)		Ashton I (c)		Sovereign Property (d)		Phillips Creek Property (e)		Preferred Equity Investments (f)	Sold and Held for Sale Properties (g)	Other items (h)	Pro Forma Total
Revenue
Net rental income	$29,611	$838		$2,323		$1,364		$1,005		$-	$(2,692)	$-	$32,449
Other	1,454	88		339		160		217		-	(158)	-	2,100
Total revenues	31,065	926		2,662		1,524		1,222		-	(2,850)	-	34,549
Expenses
Property operating expenses	12,924	453		993		636		1,019		-	(1,739)	-	14,286
General and administrative expenses	2,912	-		-		-		-		-	-	-	2,912
Management fees	3,051	-		-		-		-		-	-	-	3,051
Acquisition costs	1,409	-		-		-		-		-	(90)	-	1,319
Depreciation and amortization	10,499	(492	)(i)	831	(i)	1,788	(i)	2,442	(i)	-	-	(733)	14,335
Total expenses	30,795	(39)		1,824		2,424		3,461		-	(1,829)	(733)	35,903

Operating income (loss)	270	965		838		(900)		(2,239)		-	(1,021)	733	(1,354)

Other income (expense)
Gain on sale of joint venture interests	-	-		-		-		-		-	5	-	5
Other income	62	-		-		-		-		-	-	-	62
Equity in earnings (loss) of unconsolidated joint ventures	4,391	-		-		-		-		608	(490)	-	4,509
Equity in gain on sale of real estate asset of unconsolidated joint venture	11,303	-		-		-		-		-	(11,303)	-	-
Interest expense, net	(7,985)	(246	)(j)	(901	)(k)	(774	)(l)	(732	)(m)	-	508	-	(10,130)
Total other (expense) income	7,771	(246)		(901)		(774)		(732)		608	(11,280)	-	(5,554)

Net income (loss) from continuing operations	8,041	719		(63)		(1,674)		(2,971)		608	(12,301)	733	(6,908)

Net income (loss) attributable to Noncontrolling Interest
Operating Partnership Units	57	-		-		-		-		-	-	(148)	(91)
Partially Owned Properties	5,827	44		-		(84)		(149)		-	(6,019)	44	(337)
Net income (loss) attributable to Noncontrolling Interest	5,884	44		-		(84)		(149)		-	(6,019)	(104)	(428)
Net income (loss) attributable to common shareholders	$2,157	$675		$(63)		$(1,590)		$(2,822)		$608	$(6,282)	$837	$(6,480)

Preferred Distributions	-	-		-		-		-		-	-	4,447	4,447

Net income (loss) attributable to common shareholders	$2,157	$675		$(63)		$(1,590)		$(2,822)		$608	$(6,282)	$(3,610)	$(10,927)

Earnings (loss) per common share - continuing operations (n)
Basic Income (Loss) Per Common Share	$0.13												$(0.54)
Diluted Income (Loss) Per Common Share	$0.13												$(0.54)

Weighted Average Basic Common Shares Outstanding	16,383,736												20,409,974
Weighted Average Diluted Common Shares Outstanding	16,396,038												20,409,974

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

13

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2015.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Fox Hill Property on March 26, 2015 as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: decreasing depreciation and amortization $0.49 million and increasing interest expense $0.25 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton I Property on August 19, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.83 million and increasing interest expense $0.90 million.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of The Sovereign Apartments Property on October 29, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.79 million and increasing interest expense $0.77 million. The Sovereign Property commenced rental operations on November 1, 2014.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Phillips Creek Property on October 29, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.44 million and increasing interest expense $0.73 million. The Phillips Creek Property commenced rental operations on January 1, 2015.

(f)	Represents the preferred investment in the Alexan Southside Property on January 12, 2015 as if this investment had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.61 million of equity in earnings from unconsolidated joint ventures, for the nine months ended September 30, 2015.

(g)	Reflects the sales of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property and 67.2% indirect equity interest in the Oak Crest Villas Property, which were accounted for under the equity method, and the sales of the Company’s 60.00% indirect equity interest in the Grove at Waterford property and 25.10% indirect equity interest in the Berry Hill property, which were consolidated in the Company’s historical consolidated statement of operations, in each case the non-affiliated buyers. Additionally reflects the sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(h)	Other items have been adjusted to reflect:

ARIUM Grandewood amortization expense decreasing by $0.73 million related to amortization of in-place leases as if this asset had been acquired on January 1, 2014.

Increasing preferred distributions by $4.45 million to reflect nine months of 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the Series A Preferred Offering were received on January 1, 2014.

(i)	Represents depreciation and amortization expense adjustment to historical results for the nine months ended September 30, 2015 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and 3-7 years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

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(j)	Represents interest expense for the Fox Hill Property estimated to have been incurred on the $26.71 million mortgage loan which bears a fixed interest rate of 3.57% and matures on April 1, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(k)	Represents interest expense for the Ashton I Property estimated to have been incurred on the $31.9 million mortgage loan which bears a fixed interest rate of 4.67% and matures on December 1, 2025, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(l)	Represents interest expense for the Sovereign Property estimated to have been incurred on the $28.9 million mortgage loan which bears a fixed interest rate of 3.46% and matures on November 10, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(m)	Represents interest expense for the Phillips Creek Property estimated to have been incurred on the $38.7 million mortgage loan which bears a floating interest rate of 2.29% plus one-month LIBOR and matures on May 1, 2023, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(n)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 — “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the nine months ended September 30, 2015. For purposes of the pro forma earnings (loss) per share, common shares outstanding as of September 30, 2015 were utilized.

15

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Village Green of Ann Arbor (b)		Lansbrook Village (c)		ARIUM Grandewood (d)		Fox Hill (e)		Ashton I (f)		Sovereign Property (g)		Phillips Creek Property (h)	Preferred Equity Investments (i)		Sold and Held for Sale Properties (j)	Other items (k)	Pro Forma Total
Revenue
Net rental income	$29,198	$1,472		$2,962		$3,210		$3,508		$3,621		$18		$-	$-		$(7,419)	$-	$36,570
Other	1,165	121		156		210		385		527		6		-	-		(318)	-	2,252
Total revenues	30,363	1,593		3,118		3,420		3,893		4,148		24		-	-		(7,737)	-	38,822
Expenses
Property operating expenses	13,213	608		1,442		1,320		1,839		1,672		81		-	-		(3,869)	-	16,306
General and administrative expenses	2,694	-		-		-		-		-		-		-	-		(1)	-	2,693
Management fees	1,004	-		-		-		-		-		-		-	-		(24)	-	980
Acquisition costs	4,378	-		-		-		-		-		-		-	-		(1,651)	-	2,727
Depreciation and amortization	13,047	388	(m)	771	(m)	1,839	(m)	2,051	(m)	2,306	(m)	587	(m)	-	-	(m)	(3,154)	-	17,835
Total expenses	34,336	996		2,213		3,159		3,890		3,978		668		-	-		(8,699)	-	40,541

Operating (loss) income	(3,973)	597		905		261		3		170		(644)		-	-		962	-	(1,719)

Other income (expense)
Gain on sale of joint venture interests	-	-		-		-		-		-		-		-	-		-	-	-
Other income	185	-		-		-		-		-		-		-	-		(52)	-	133
Equity in earnings (loss) of unconsolidated joint ventures	1,066	-		-		-		-		-		-		-	3,501		(449)	-	4,118
Equity in gain on sale of real estate asset of																			-
unconsolidated joint venture	4,067	-		-		-		-		-		-		-	-		(4,067)	-	-
Interest expense, net	(8,019)	(471	)(n)	(1,118	)(o)	(438	)(p)	(985	)(q)	(1,408	)(r)	(172	)(s)	-	-		1,485	(275)	(11,401)
Total other (expense) income	(2,701)	(471)		(1,118)		(438)		(985)		(1,408)		(172)		-	3,501		(3,083)	(275)	(7,150)

Net (loss) income from continuing operations	(6,674)	126		(213)		(177)		(982)		(1,238)		(816)		-	3,501		(2,121)	(275)	(8,869)

Net (loss) income attributable to Noncontrolling Interest
Operating Partnership Units	(238)	-		-		-		-		-		-		-	-		-	132	(106)
Partially Owned Properties	(1,148)	65		(35)		19		(53)		-		(41)		-	-		28	(80)	(1,245)
Net (loss) income attributable to Noncontrolling Interest	(1,386)	65		(35)		19		(53)		-		(41)		-	-		28	52	(1,351)
Net (loss) income attributable to REIT shareholders	$(5,288)	$61		$(178)		$(196)		$(929)		$(1,238)		$(775)		$-	$3,501		$(2,149)	$(327)	$(7,518)

Preferred Distributions	$-	$-		$-		$-		$-		$-		$-		$-	$-		$-	$5,930	$5,930

Net (loss) income attributable to common shareholders	$(5,288)	$61		$(178)		$(196)		$(929)		$(1,238)		$(775)		$-	$3,501		$(2,149)	$(6,257)	$(13,448)

Earnings (loss) per common share - continuing operations (t)
Basic Income (Loss) Per Common Share	$(0.98)																		$(0.66)
Diluted Income (Loss) Per Common Share	$(0.98)																		$(0.66)

Weighted Average Basic Common Shares Outstanding	5,381,787																		20,409,974
Weighted Average Diluted Common Shares Outstanding	5,381,787																		20,409,974

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2014.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property on April 2, 2014 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.39 million and increasing interest expense $0.47 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property on May 23, 2014 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.77 million and increasing interest expense $1.12 million.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Grandewood Property on November 4, 2014 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.84 million and increasing interest expense $0.44 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Fox Hill Property on March 26, 2015 as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.05 million and increasing interest expense $0.99 million.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton I Property on August 19, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.31 million and increasing interest expense $1.40 million.

(g)	Represents adjustments to historical operations of the Company to give effect to the purchase of Sovereign Property on October 29, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.59 million and increasing interest expense $0.17 million for the period November 1, 2014 (Commencement of Rental Operations) to December 31, 2014.

(h)	Phillips Creek Property did not begin operations until January 2015, and, thus, no adjustments have been made to the historical operations of the Company.

(i)	Represents a convertible preferred equity investment in the Alexan CityCentre Property on July 1, 2014, EOS Property on July 29, 2014, and Alexan Southside Property on January 12, 2015 as if the assets had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreements, the interests the Company acquired earn an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreements, the pro forma was adjusted for the following:

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Equity in earnings from unconsolidated joint ventures was increased $0.59 million to reflect preferred equity return from the Alexan CityCentre Property.

Equity in earnings from unconsolidated joint ventures was increased $0.31 million to reflect preferred equity return from the EOS Property.

Equity in earnings from unconsolidated joint ventures was increased $2.60 million to reflect preferred equity return from the Alexan Southside Property.

(j)	Reflects the sales of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property and the 67.2% indirect equity interest in the Oak Crest Villas Property, which were accounted for under the equity method, and the sales of the Company’s 60.00% indirect equity interest in the Grove at Waterford property and 25.10% indirect equity interest in the Berry Hill property, which were consolidated in the Company’s historical consolidated statement of operations, in each case to non-affiliated buyers. Additionally reflects the sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(k)	Other items have been adjusted to reflect:

•	the Company’s purchase of an additional 41.10% indirect interest in Enders Place, which the Company already has a controlling interest in, as if this additional interest had been acquired on January 1, 2014.

•	the interest expense incurred on the supplemental Enders Place mortgage of $8.00 million which bears a fixed interest rate of 5.01% and matures on November 1, 2022. Pro forma adjustments to historical results for the year ended December 31, 2014, included increasing interest expense $0.27 million.

•	the operating units’ interest in the consolidated property’s net income (loss).

•	Increasing preferred distributions by $5.93 million to reflect full year of 8.250% Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the Series A Preferred Offering were received on January 1, 2014.

(m)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2014 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and three to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(n)	Represents interest expense for Village Green of Ann Arbor estimated to have been incurred on a $41.82 million mortgage loan which bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(o)	Represents interest expense for Lansbrook Village estimated to have been incurred on the $42.00 million mortgage loan which bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(p)	Represents interest expense for ARIUM Grandewood estimated to have been incurred on the $29.44 million mortgage loan which bears a floating interest rate of one-month LIBOR plus 1.67% and matures on December 1, 2024, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(q)	Represents interest expense for the Fox Hill Property incurred on a $26.71 million mortgage loan which bears a fixed interest rate of 3.57% and matures on April 1, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(r)	Represents interest expense for the Ashton I Property incurred on a $31.90 million mortgage loan which bears a fixed interest rate of 4.67% and matures on December 1, 2025, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(s)	Represents interest expense for the Sovereign Property incurred on a $28.90 million mortgage loan which bears a fixed interest rate of 3.46% and matures on November 10, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(t)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 — “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2014. For purposes of the pro forma earnings (loss) per share, common shares outstanding as of September 30, 2015 were utilized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: January 8, 2016	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

20